Exhibit 24.1
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of GSE Systems, Inc., a Delaware corporation, hereby constitute and appoint John Moran and Jeffery G. Hough, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned and in their respective names as Officers and Directors of the Corporation, the Annual Report of Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney, which is dated as of March 12, 2004, may be executed in any number of counterparts, and such signatures may be by means of facsimile or other means of transmission.

       Name                                                 Title


/s/ Jerome I. Feldman                         Chairman of the Board
Jerome I. Feldman


/s/ John V. Moran                             Chief Executive Officer and
John V. Moran                                   Director (Principal Executive
                                                Officer)


/s/ Chin-our Jerry Jen                        President, Chief Operating Officer
Chin-our Jerry Jen                              and Director


/s/ Jeffery G. Hough                          Senior Vice President and Chief
Jeffery G. Hough                                Financial Officer (Principal
                                                Finance and Accounting Officer)

/s/ Sheldon L. Glashow, Ph.D.                 Director
Sheldon L. Glashow, Ph.D.


/s/ Scott N. Greenberg                        Director
Scott N. Greenberg

/s/ Roger L. Hagengruber, Ph.D.               Director
Roger L. Hagengruber, Ph.D.


/s/ Andrea Kantor                             Director
Andrea Kantor


/s/ Joseph M. Lewis                           Director
Joseph M. Lewis


/s/ John A. Moore, Jr.                        Director
John A. Moore, Jr.


/s/ George J. Pedersen                        Director
George J. Pedersen


/s/ Douglas Sharp                             Director
Douglas Sharp